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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



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                                    Form 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) March 28, 1996



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                          KEY PRODUCTION COMPANY, INC.

                         Commission file number 0-17162


   A Delaware Corporation                         IRS Employer No. 84-1089744



                         One Norwest Center, 20th Floor
                              1700 Lincoln Street,
                             Denver, CO 80203-4520
                        Telephone Number (303) 837-0779




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Item 2.  Acquisition or Disposition of Assets
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             In special meetings held on March 28, 1996, the stockholders of
             Brock Exploration Corporation approved a merger with a subsidiary of Key Production Company, Inc., and the stockholders of Key Production Company, Inc. approved the issuance of 2,800,000 shares of common stock. Substantially the same information required by this Form 8-K concerning the merger was previously reported in the Registrant's Joint Proxy Statement dated February 13, 1996, which is incorporated by reference as Exhibit 20.1 to this Current Report.

Item 7.  Financial Statements and Exhibits
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        a.   Financial Statements of Businesses Acquired

             The Financial statements of the business acquired are incorporated by reference from the Registrant's Joint Proxy Statement dated February 13, 1996.

        b.   Pro Forma Financial Information

             The required pro forma information is incorporated by reference from the Registrant's Joint Proxy Statement dated February 13, 1996.

         c.  Exhibits

             Exhibit No.    Description
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             20.1           Registrant's Proxy Statement dated February 13, 1996
                            (incorporated by reference from the Registrant's
                            Proxy Statement dated February 13, 1996 (SEC File
                            No. 333-00889) filed with the Securities and
                            Exchange Commission on February 15, 1996).
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 12, 1996          KEY PRODUCTION COMPANY, INC.



                              By:  /s/ Monroe W. Robertson
                                 --------------------------------
                                    Monroe W. Robertson
                                    Senior Vice President and
                                    Corporate Secretary


                              By:   /s/ Cathy L. Anderson
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                                    Cathy L. Anderson
                                    Controller and Chief
                                    Accounting Officer